Subsequent events	12 Months Ended
Dec. 31, 2018
Events After Reporting Period [Abstract]
Subsequent events
Subsequent events
Nasdaq
On January 9, 2019, Millicom shares began trading on the Nasdaq Stock Exchange in the U.S. under ticker symbol TIGO.
Dividend
On February 7, 2019, Millicom’s Board decided to propose to the AGM of the shareholders a dividend distribution of US$2.64 per share to be paid in two equal installments in May and November 2019, out of Millicom profits for the year ended December 31, 2018. The AGM to vote this matter is scheduled for May 2, 2019.
Telefónica acquisition
On February 20, 2019, the Group announced it has entered into agreements with Telefónica S.A. and certain of its affiliates (Telefónica), to acquire the entire share capital of Telefónica Móviles Panamá, S.A., Telefónica de Costa Rica TC, S.A. (and its wholly owned subsidiary, Telefónica Gestión de Infraestructura y Sistemas de Costa Rica, S.A.) and Telefonía Celular de Nicaragua, S.A. (together, Telefonica CAM) for a combined enterprise value of $1,650 million (the Transaction) payable in cash. The Transaction is subject to customary closing conditions, including regulatory approval in each market, and closings are expected during H2 2019. Millicom has secured bridge funding commitments to finance the acquisition, and the bridge will be refinanced predominantly with the issuance of new debt by Millicom and its operating subsidiaries.